The Gabelli Natural Resources, Gold & Income Trust

Third Quarter Report — September 30, 2011

Caesar Bryan	Vincent Hugonnard-Roche	Christopher J. Marangi	Kevin V. Dreyer

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) total return of The Gabelli Natural Resources, Gold & Income Trust (the “Fund”) was (18.0)%, compared with the total returns of (11.1)% and (8.0)% for the Chicago Board Options Exchange (“CBOE”) Standard & Poor’s (“S&P”) 500 Buy/Write Index and the Philadelphia Gold & Silver Index, respectively. The total return for the Fund’s publicly traded shares was (18.8)%. On September 30, 2011, the Fund’s NAV per share was $14.62, while the price of the publicly traded shares closed at $14.56 on the New York Stock Exchange (“NYSE”).

Enclosed is the schedule of investments as of September 30, 2011.

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	Since Inception (01/27/11)
Gabelli Natural Resources, Gold & Income Trust
NAV Total Return (b)	(17.99)%	(19.64)%
Investment Total Return (c)	(18.79)	(23.67)
CBOE S&P 500 Buy/Write Index	(11.12)	(9.93	)(d)
Philadelphia Gold & Silver Index	(8.02)	(7.46	)(d)
Dow Jones U.S. Basic Materials Index	(28.26)	(25.80	)(d)
S&P Global Agribusiness Equity Index	(18.21)	(19.77)
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies. The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials sector of the U.S. equity market. The S&P Global Agribusiness Equity Index is designed to provide exposure to twenty-four of the largest publicly traded agribusiness companies, comprised of a mix of Producers, Distributors & Processors, and Equipment & Materials Suppliers companies.
(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE. Since inception return is based on an initial offering price of $20.00.
(d)	From January 31, 2011, the date closest to the Fund’s inception for which data is available.

The Fund is an income fund. The Fund intends to generate current income from short-term gains primarily through its strategy of writing (selling) covered call options on the equity securities in its portfolio. Because of its primary strategy the Fund forgoes the opportunity to participate fully in the appreciation of the underlying equity security above the exercise price of the option. It also is subject to the risk of depreciation of the underlying equity security in excess of the premium received.

GABELLI NATURAL RESOURCES, GOLD & INCOME TRUST

SCHEDULE OF INVESTMENTS

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 96.1%
	Agriculture — 6.2%
172,500	Archer-Daniels-Midland Co.	$4,279,725
153,000	Bunge Ltd. (a)	8,918,370
104,000	Monsanto Co. (a)	6,244,160

		19,442,255

	Energy and Energy Services — 18.2%
100,000	Anadarko Petroleum Corp. (a)	6,305,000
15,000	Apache Corp. (a)	1,203,600
75,000	Arch Coal Inc.	1,093,500
290,000	BG Group plc	5,614,407
155,000	Cameron International Corp.†	6,438,700
18,000	Cheniere Energy Inc.†	92,700
30,000	Chevron Corp.	2,775,600
35,000	CONSOL Energy Inc.	1,187,550
40,000	Halliburton Co. (a)	1,220,800
150,000	LDK Solar Co Ltd., ADR†	468,000
135,000	National Oilwell Varco Inc. (a)	6,914,700
20,000	Occidental Petroleum Corp.	1,430,000
170,000	Renesola Ltd., ADR† (a)	292,400
60,000	Schlumberger Ltd.	3,583,800
50,000	Statoil ASA, ADR	1,077,500
195,000	Suncor Energy Inc. (a)	4,960,800
142,000	Total SA, ADR (a)	6,229,540
25,000	Transocean Ltd.	1,193,500
130,000	Trina Solar Ltd., ADR†	790,400
670,000	USEC Inc.†	1,078,700
270,000	Weatherford International Ltd.† (a)	3,296,700

		57,247,897

	Food and Beverage — 1.0%
80,000	Corn Products International Inc.	3,139,200

	Machinery — 3.6%
120,000	CNH Global NV†	3,148,800
87,500	Deere & Co. (a)	5,649,875
40,000	Joy Global Inc.	2,495,200

		11,293,875

	Metals and Mining — 53.5%
195,000	Agnico-Eagle Mines Ltd. (a)	11,606,400
300,000	Alderon Resource Corp.†	724,306
216,666	Allied Gold Mining plc†	661,639
134,000	Alpha Natural Resources Inc.† (a)	2,370,460
200,000	AngloGold Ashanti Ltd., ADR	8,272,000
166,000	Antofagasta plc	2,398,351

Shares		Market Value

210,000	Barrick Gold Corp. (a)	$9,796,500
20,000	BHP Billiton Ltd., ADR	1,328,800
150,000	Compania de Minas Buenaventura SA, ADR (a)	5,661,000
300,000	Duluth Metals Ltd.†	661,323
200,000	Eldorado Gold Corp.	3,444,985
110,000	Franco-Nevada Corp.	3,979,483
153,000	Freeport-McMoRan Copper & Gold Inc. (a)	4,658,850
263,000	Globe Specialty Metals Inc.	3,818,760
630,000	Gold Fields Ltd., ADR	9,651,600
110,000	Goldcorp Inc. (a)	5,020,400
353,100	Harmony Gold Mining Co. Ltd., ADR (a)	4,141,863
400,000	Hochschild Mining plc	2,551,188
100,000	IAMGOLD Corp.	1,978,000
770,000	Kinross Gold Corp. (a)	11,380,600
900,000	Lundin Mining Corp.†	3,134,841
200,000	Nevada Copper Corp.†	713,809
235,000	Newcrest Mining Ltd.	7,722,100
205,000	Newmont Mining Corp. (a)	12,894,500
300,000	Northam Platinum Ltd.	1,225,711
500,000	Northgate Minerals Corp.†	1,650,000
740,000	PanAust Ltd.†	1,818,885
58,000	Peabody Energy Corp.	1,965,040
600,000	Perseus Mining Ltd.†	1,770,887
130,000	Randgold Resources Ltd., ADR (a)	12,573,600
27,500	Rio Tinto plc, ADR (a)	1,212,200
750,000	Romarco Minerals Inc.†	851,703
120,000	Royal Gold Inc. (a)	7,687,200
50,000	Teck Resources Ltd., Cl. B	1,459,500
160,000	Titanium Metals Corp.	2,396,800
46,000	Umicore SA	1,692,622
180,000	Vale SA, ADR (a)	4,104,000
50,000	Vedanta Resources plc	858,453
80,000	Xstrata plc	1,023,968
477,500	Yamana Gold Inc. (a)	6,522,650

		167,384,977

	Specialty Chemicals — 13.6%
110,000	Agrium Inc. (a)	7,332,600
27,500	Air Liquide SA	3,241,449
26,000	CF Industries Holdings Inc.	3,208,140
108,000	E. I. du Pont de Nemours and Co. (a)	4,316,760
28,000	FMC Corp.	1,936,480
50,000	Intrepid Potash Inc.†	1,243,500
170,000	Potash Corp of Saskatchewan Inc.	7,347,400
18,000	Praxair Inc.	1,682,640
59,900	Rockwood Holdings Inc.†	2,018,031

See accompanying notes to schedule of investments.

GABELLI NATURAL RESOURCES, GOLD & INCOME TRUST

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
218,000	The Dow Chemical Co. (a)	$4,896,280
106,000	The Mosaic Co.	5,190,820

		42,414,100

TOTAL COMMON STOCKS		300,922,304

WARRANTS — 0.0%
	Metals and Mining — 0.0%
20,000	Duluth Metals Ltd., expire 01/18/13† (b)	0

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 3.9%
$12,070,000	U.S. Treasury Bills, 0.010% to 0.080%††, 12/01/11 to 03/15/12	12,068,590

TOTAL INVESTMENTS — 100.0% (Cost $398,821,196)		$312,990,894

	Aggregate tax cost	$398,821,196

	Gross unrealized appreciation	$7,620,871
	Gross unrealized depreciation	(93,451,173)

	Net unrealized appreciation/depreciation	$(85,830,302)

Number of Contracts		Expiration Date/ Exercise Price	Market Value

	OPTIONS CONTRACTS WRITTEN (c)— (3.9)%
	Call Options Written — (3.4)%
1,490	Agnico-Eagle Mines Ltd.	Jan. 12/80	$153,470
460	Agnico-Eagle Mines Ltd.	Feb. 12/80	59,570
300	Agrium Inc.	Jan. 12/82.50	56,250
800	Agrium Inc.	Jan. 12/85	114,000
257	Air Liquide SA (d)	Dec. 11/92	1,136
1,340	Alpha Natural Resources Inc.	Jan. 12/31	52,260
1,000	Anadarko Petroleum Corp.	Nov. 11/75	207,000
2,000	AngloGold Ashanti Ltd., ADR	Jan. 12/55	130,000
158	Antofagasta plc (e)	Dec. 11/1200	59,441
150	Apache Corp.	Jan. 12/100	33,450
400	Arch Coal Inc.	Oct. 11/30	1,000
350	Arch Coal Inc.	Nov. 11/20	9,100
925	Archer-Daniels-Midland Co.	Dec. 11/29	51,800
800	Archer-Daniels-Midland Co.	Jan. 12/32	22,000
1,000	Barrick Gold Corp.	Jan. 12/55	185,000
1,100	Barrick Gold Corp.	Jan. 12/60	108,900
290	BG Group plc(e)	Mar. 12/1400	345,954
200	BHP Billiton Ltd., ADR	Jan. 12/70	115,000
1,000	Bunge Ltd.	Jan. 12/62.50	320,000
530	Bunge Ltd.	Jan. 12/72.50	46,375
1,550	Cameron International Corp.	Jan. 12/55	158,875

Number of Contracts		Expiration Date/ Exercise Price	Market Value

260	CF Industries Holdings Inc.	Feb. 12/145	$356,200
180	Cheniere Energy Inc.	Mar. 12/12	4,950
300	Chevron Corp.	Dec. 11/100	89,400
800	CNH Global NV	Dec. 11/35	62,000
400	CNH Global NV	Dec. 11/40	10,000
1,500	Compania de Minas Buenaventura SA, ADR	Dec. 11/45	225,000
350	CONSOL Energy Inc.	Dec. 11/45	35,885
800	Corn Products International Inc.	Jan. 12/47.50	77,752
650	Deere & Co.	Dec. 11/87.50	23,400
225	Deere & Co.	Dec. 11/90	4,950
780	E.I. du Pont de Nemours & Co.	Jan. 12/46	103,740
300	E.I. du Pont de Nemours & Co.	Jan. 12/55	6,000
2,000	Eldorado Gold Corp. (f)	Jan. 12/23	121,195
280	FMC Corp.	Nov. 11/80	46,900
600	Franco-Nevada Corp. (f)	Oct. 11/36	147,438
500	Franco-Nevada Corp. (f)	Oct. 11/40	29,822
1,530	Freeport-McMoRan Copper & Gold Inc.	Jan. 12/39.50	208,080
2,630	Globe Specialty Metals Inc.	Dec. 11/22.50	65,750
6,300	Gold Fields Ltd., ADR	Jan. 12/20	211,050
200	Goldcorp Inc.	Oct. 11/49	22,400
900	Goldcorp Inc.	Jan. 12/60	100,800
400	Halliburton Co.	Jan. 12/50	8,800
2,000	Harmony Gold Mining Co. Ltd., ADR	Nov. 11/15	40,000
1,531	Harmony Gold Mining Co. Ltd., ADR	Feb. 12/15	76,550
500	IAMGOLD Corp.	Dec. 11/20	96,250
500	IAMGOLD Corp.	Jan. 12/20	113,750
500	Intrepid Potash Inc.	Dec. 11/33	30,000
400	Joy Global Inc.	Jan. 12/100	29,200
1,200	Kinross Gold Corp.	Nov. 11/17	54,000
1,800	Kinross Gold Corp.	Jan. 12/20	70,200
4,700	Kinross Gold Corp.	Feb. 12/21	176,250
1,500	LDK Solar Co. Ltd., ADR	Dec. 11/13	5,250
9,000	Lundin Mining Corp.(f)	Jan. 12/7	73,003
400	Monsanto Co.	Nov. 11/72.50	22,000
640	Monsanto Co.	Jan. 12/72.50	115,840
350	National Oilwell Varco Inc.	Nov. 11/70	11,200
1,000	National Oilwell Varco Inc.	Jan. 12/67.50	169,000
1,000	National Oilwell Varco Inc.	Feb. 12/77.50	80,500
1,449	Newcrest Mining Ltd. (g)	Dec. 11/41	70,110
900	Newcrest Mining Ltd. (g)	Jan. 12/42.50	36,483
700	Newmont Mining Corp.	Jan. 12/65	367,500
750	Newmont Mining Corp.	Jan. 12/67.50	333,750
600	Newmont Mining Corp.	Jan. 12/70	190,500
200	Occidental Petroleum Corp.	Jan. 12/75	133,000

See accompanying notes to schedule of investments.

GABELLI NATURAL RESOURCES, GOLD & INCOME TRUST

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Number of Contracts		Expiration Date/ Exercise Price	Market Value

	OPTIONS CONTRACTS WRITTEN (Continued)
	Call Options Written (Continued)

280	Peabody Energy Corp.	Dec. 11/50	$8,680
300	Peabody Energy Corp.	Mar. 12/46	51,900
1,700	Potash Corp of Saskatchewan Inc.	Mar. 12/55	329,800
180	Praxair Inc.	Jan. 12/110	26,550
900	Randgold Resources Ltd., ADR	Dec. 11/92.50	981,000
400	Randgold Resources Ltd., ADR	Jan. 12/120	110,000
700	Renesola Ltd., ADR	Oct. 11/6	7,000
1,000	Renesola Ltd., ADR	Oct. 11/11	5,000
275	Rio Tinto plc, ADR	Jan. 12/50	99,000
299	Rockwood Holdings Inc.	Feb. 12/55	20,930
300	Rockwood Holdings Inc.	May 12/45	84,000
500	Royal Gold Inc.	Oct. 11/55	530,000
700	Royal Gold Inc.	Oct. 11/60	413,000
300	Schlumberger Ltd.	Jan. 12/75	51,300
300	Schlumberger Ltd.	Feb. 12/90	14,400
500	Statoil ASA, ADR	Jan. 12/25	38,000
1,919	Suncor Energy Inc.	Dec. 11/40	16,312
200	Teck Resources Ltd., Cl. B	Jan. 12/52.50	1,800
300	Teck Resources Ltd., Cl. B	Feb. 12/35	71,100
2,180	The Dow Chemical Co.	Dec. 11/37	6,540
660	The Mosaic Co.	Jan. 12/67.50	87,780
400	The Mosaic Co.	Jan. 12/72.50	23,200
800	Titanium Metals Corp.	Dec. 11/21	12,000
800	Titanium Metals Corp.	Jan. 12/19	44,000
1,420	Total SA, ADR	Jan. 12/50	198,800
250	Transocean Ltd.	Feb. 12/62.50	37,375
1,300	Trina Solar Ltd.	Dec. 11/26	6,500
460	Umicore SA(d)	Dec. 11/40	8,320
6,700	USEC Inc.	Oct. 11/4	33,500
1,800	Vale SA, ADR	Jan. 12/25	251,100
50	Vedanta Resources plc (e)	Dec. 11/2400	0
2,700	Weatherford International Ltd.	Jan. 12/19	56,700
15	Xstrata plc (e)	Dec. 11/920	11,578
65	Xstrata plc (e)	Dec. 11/1100	15,204
775	Yamana Gold Inc.	Oct. 11/13	89,900
4,000	Yamana Gold Inc.	Apr. 12/20	242,000

	TOTAL CALL OPTIONS WRITTEN (Premiums received $14,837,735)		10,470,698

	Put Options Written — (0.5)%
1,300	ArcelorMittal	Dec. 11/28	1,621,750

	TOTAL PUT OPTIONS WRITTEN (Premiums received $162,988)		1,621,750

	TOTAL OPTION CONTRACTS WRITTEN (Premiums received $15,000,723)		$12,092,448

Aggregate premiums	$15,000,723

Gross unrealized appreciation	6,372,584
Gross unrealized depreciation	(3,464,309)

Net unrealized appreciation/depreciation	2,908,275

(a)	Securities, or a portion thereof, with a value of $147,400,951 were pledged as collateral for options written.
(b)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the fair valued security had no market value.
(c)	At September 30, 2011, the Fund has entered into over-the-counter Option Contracts Written with Pershing LLC and Morgan Stanley.
(d)	Exercise price denoted in Euros.
(e)	Exercise price denoted in British Pounds.
(f)	Exercise price denoted in Canadian dollars.
(g)	Exercise price denoted in Australian dollars.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
Long Positions
North America	70.0%	$218,969,330
Europe	14.7	46,112,279
South Africa	7.4	23,291,174
Asia/Pacific	4.6	14,385,111
Latin America	3.3	10,233,000

Total Investments	100.0%	$312,990,894

Short Positions
North America	(2.7)%	$(8,432,646)
Europe	(1.0)	(3,115,159)
Latin America	(0.1)	(231,500)
South Africa	(0.1)	(206,550)
Asia/Pacific	(0.0)	(106,593)

Total Investments	(3.9)%	$(12,092,448)

See accompanying notes to schedule of investments.

THE GABELLI NATURAL RESOURCES, GOLD & INCOME TRUST

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies to be followed by the Fund in the preparation of its schedule of investments.

Organization.  The Gabelli Natural Resources, Gold & Income Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on June 26, 2008 and registered under the Investment Act of 1940, as amended (the “1940 Act”). Investment operations commenced operations on January 31, 2011.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable in puts (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

THE GABELLI NATURAL RESOURCES, GOLD & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Other Significant Unobservable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining	$160,741,577	$7,722,100	—	$168,463,677
Other Industries (a)	132,458,627	—	—	132,458,627
Total Common Stocks	293,200,204	7,722,100	—	300,922,304
Warrants:
Metals and Mining	—	—	$0	0
U.S. Government Obligations	—	12,068,590	—	12,068,590
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$293,200,204	$19,790,690	$0	$312,990,894
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(6,057,223)	$(4,413,475)	$—	$(10,470,698)
Put Options Written	(1,621,750)	—	—	(1,621,750)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(7,678,973)	$(4,413,475)	$—	$(12,092,448)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2011.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

THE GABELLI NATURAL RESOURCES, GOLD & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or achieving additional return. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be

THE GABELLI NATURAL RESOURCES, GOLD & INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

as favorable as on the expiring transaction. At September 30, 2011, the Fund held no investments in equity contract for difference swap agreements.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at September 30, 2011 are reflected within the Schedule of Investments.

The following table summarizes the market value of derivatives held at September 30, 2011 by primary risk exposure:

Liability Derivatives:	Market Value
Equity Contracts	$(12,092,448)

Tax Information.  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Natural Resources, Gold & Income Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Natural Resources, Gold & Income Trust

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

THE GABELLI NATURAL RESOURCES, GOLD & INCOME TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Natural Resources, Gold & Income Trust (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us.  This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

TRUSTEES AND OFFICERS

THE GABELLI NATURAL RESOURCES, GOLD & INCOME TRUST

One Corporate Center, Rye, NY 10580-1422

Trustees

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Mario d’Urso

Former Italian Senator

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

William F. Heitmann

Former Senior Vice President of Finance

Verizon Communications, Inc.

Michael J. Melarkey

Attorney-at-Law,

Avansino, Melarkey, Knobel & Mulligan

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman, BALMAC International, Inc.

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President

Carter W. Austin

Vice President

Peter D. Goldstein

Chief Compliance Officer

Molly A.F. Marion

Vice President & Ombudsman

Agnes Mullady

Treasurer & Secretary

David I. Schachter

Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC

Custodian

The Bank of New York Mellon

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

American Stock Transfer and Trust Company

Stock Exchange Listing	Common
NYSE Symbol:	GNT
Shares Outstanding:	20,633,894

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting ww.gabelli.com.

The NASDAQ Symbol for the Net Asset Value is “XGNTX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10.0% or more from the net asset value of the shares.